UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

HEARTBEAM, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210
Santa Clara, CA 95050
(Address of principal executive offices, including zip code)

(408) 899-4443
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Regain of Compliance with Nasdaq Listing Rule 5550(b)(1)

As previously disclosed, on March 20, 2023, HeartBeam, Inc. (the “Company”) received a notification letter from The Nasdaq Stock Market LLC (the “Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5550(b)(1) because the Company reported in its Form 10-K for the year ended December 31, 2022 stockholders’ equity of $2,374,000, and, as a result, fell below the minimum stockholders’ equity requirement of $2,500,000 (the “Stockholders’ Equity Requirement”).

The notification had no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements. In accordance with Nasdaq rules, the Company has been provided 45 calendar days, or until May 4, 2023, to submit a plan to regain compliance (the “Compliance Plan”) with the listing rules for the Nasdaq Capital Market. The Compliance Plan was submitted May 3, 2023.

On April 20, 2023, the Registration Statement on Form S-1 (File No. 333-269520) (the “Registration Statement”) relating to the Company’s secondary offering (the “Offering”) of common stock (“Common Stock”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”). Subsequently, on May 2, 2023, the Company consummated the Offering of 16,666,666 share of Common Stock at an offering price of $1.50 per share of Common Stock. The Company received $23.2 million in net proceeds from the Offering after deducting placement agent discounts and commission and other estimated offering expenses payable by the Company.

As a result of the Offering, the Company believes it has regained compliance with Nasdaq Listing Rule 5550(b)(1).

The Company understands that Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement. If, at the time of its next periodic report, the Company does not evidence compliance with the Stockholders’ Equity Requirement, the Company may be subject to delisting.

Item 9.01. Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: May 23, 2023	By:	/s/ Richard Brounstein
	Name:	Richard Brounstein
	Title:	Chief Financial Officer